UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2018

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
 1025 Laurel Oak Road
Voorhees, NJ 08043
(Address of principal executive offices, including zip code)
(856) 346-8200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
American Water Works Company, Inc. (the “Company or “American Water”) is filing this Current Report on Form 8-K to report:

•
the closing on June 4, 2018 by American Water Enterprises, LLC (“AWE”) of its acquisition of Pivotal Home Solutions for approximately $363.7 million in cash, including an estimated $7.7 million in working capital, which is subject to adjustment based on a post-closing working capital determination; and

•	American Water’s election to physically settle the equity forward sale agreements entered into on April 11, 2018 to fund a portion of the purchase price of this acquisition.

Item 7.01.    Regulation FD Disclosure.
On June 4, 2018, American Water issued a press release announcing that AWE, its wholly owned subsidiary, completed the acquisition (the “Acquisition”) of all of the capital stock of Nicor Energy Services Company, doing business as Pivotal Home Solutions (“Pivotal”), from Southern Company Gas, a subsidiary of The Southern Company. Pivotal is a leading provider of home warranty protection products and services. The total amount paid at closing was approximately $363.7 million in cash, including the adjusted stated price of $356 million and $7.7 million in estimated closing working capital, which is subject to adjustment based on the post-closing determination of Pivotal’s closing working capital.
A copy of this press release has been included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 7.01. The information furnished in response to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01.    Other Events.
On June 4, 2018, AWE completed the Acquisition pursuant to the terms and conditions of that certain Stock Purchase Agreement, dated April 11, 2018, by and among AWE, Nicor Energy Ventures Company, Pivotal, and, for the limited purposes set forth in the Purchase Agreement, each of Southern Company Gas and the Company. On or about June 4, 2018, Pivotal’s legal name will be changed to Pivotal Home Solutions Co.
As previously disclosed, on April 11, 2018, the Company entered into a forward sale agreement with an affiliate of JPMorgan Chase Bank, National Association and a forward sale agreement (each, a “Forward Sale Agreement”) with Wells Fargo Bank, National Association (each, a “Forward Purchaser”), relating to the issuance and sale of 2,320,000 shares of the Company’s common stock. To fund a portion of the purchase price of the Acquisition, the Company has notified each Forward Purchaser of the Company’s election to fully and physically settle the relevant Forward Sale Agreement. As provided under the terms of the Forward Sale Agreements, on or before June 7, 2018, the Company will deliver to the Forward Purchasers an aggregate of 2,320,000 shares of its common stock in exchange for aggregate net proceeds of approximately $183.3 million, before deducting offering expenses.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the settlement of the Forward Sale Agreements and the aggregate amount of net proceeds to be received by American Water therefrom. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in American Water’s Form 10-K for the year ended December 31, 2017, its prospectus supplement dated April 11, 2018 and related prospectus (taken together, the “Prospectus”), and in its other filings with the Securities and Exchange Commission (the “SEC”), and the additional risks, uncertainties, assumptions and limitations described herein.

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These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in our annual and quarterly filings with the SEC and in the Prospectus, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date this Current Report on Form 8-K is filed with the SEC. We do not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on our businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibit has been furnished herewith:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 4, 2018, issued by the Company.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: June 4, 2018	By:	/s/ LINDA G. SULLIVAN
Linda G. Sullivan
Executive Vice President and Chief Financial Officer

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